Risk management	12 Months Ended
Dec. 31, 2021
Risk management

46.	Risk management

Risk management at Banco Santander is based on the following principles:

A. Independence of the management activities related to the business;

B. Involvement of the Senior Management in decision-making;

C. Consensus in the decision making on credit operations between the Risk and Business departments;

D. Collegiate decision-making, which includes the branch network, aiming to encourage diversity of opinions and avoiding the attribution of individual decisions;

E. The use of statistical tools to estimate default, which includes internal rating, credit scoring and behavior scoring, RORAC (Return on Risk Adjusted Capital), VaR (Value at Risk), economic capital, scenario assessment, among others;

F. Global approach, which an integrated treatment of risk factors in the business departments and the concept of economic capital as a consistent metric for risk undertaken and for business management;

G. Common management tools

H. Organizational structure

I. Scopes and responsibilities

J. Risk limitation

K. Recognition

L. Effective information channel

M. Maintenance of a medium-low risk profile, and low volatility by:

• The portfolio diversification, limiting concentration in clients, groups, sectors, products or geographically speaking; the complexity level of market operations reduction; the analysis of social and environmental risks of businesses and projects financed by the bank; continuous follow up to prevent the portfolios from deteriorating.

• Policies and procedures definition that are part of the Regulatory Framework Risk, which regulates the risk activities and processes. They follow the instructions of the Board of Directors, the regulations of the BACEN and the international best practices in order to protect the capital and ensure business' profitability.

At Banco Santander, the risk management and control process is structured using as reference the framework defined at corporate level and described according to the following phases:

I. Adaptation of corporate management frameworks and policies that reflect Banco Santander’s risk management principles.

Within this regulatory framework, the Corporate Risk Management Framework, regulates the principles and standards governing Banco Santander´s risk activities, based on the corporate organization and a management models, meeting the necessary regulatory requirements for credit management.

The organizational model comprises the management map, which defines the risk function and governance, and the regulatory framework itself.

II. Identification of risks through the constant review and monitoring of exposures, the assessment of new products, businesses and deals (singular transactions);

III. Risks measurement using methods and models periodically tested.

IV. Preparation and distribution of a complete set of reports that are reviewed daily by the heads at all levels of Banco Santander management.

V. Implementation of a risk control system which checks, on a daily basis, the degree to which the Bank´s risk profile matches the risk policies approved and the risk limits set. The most noteworthy corporate tools and techniques (aforementioned) already in use at Banco Santander are in different stages of maturity regarding the level of implementation and use in the Bank. For wholesale segment, these techniques are in line with the corporate level development. For local segments, internal ratings and scoring based models, VaR and market risk scenario analysis and stress testing were already embedded in risk management routine while Expected loss, Economic Capital and RORAC have been integrated in risk management.

VI. Internal ratings- and scorings-based models which, by assessing the various qualitative and quantitative risk components by client and transaction, making it possible to estimate, firstly, the probability of default and, subsequently, the expected loss, based on Loss Given Default (LGD) estimates.

VII. Economic capital, as a homogeneous measurement of the assumed risk and the basis for the measurement of the performance management.

VIII. RORAC, used both as a transaction pricing tool in the whole sale segment (more precisely in global ranking and markets - bottom-up approach) as for in the analysis of portfolios and units (top-down approach).

IX. VaR, which is used for controlling and setting the market risk limits for the various treasury portfolios.

X. Scenario analysis and stress testing to supplement the analysis market and credit risk in order to assess the impact of alternative scenarios, even over provisions and capital.

a) Corporate Governance of the Risk Function

The structure of Banco Santander’s Risk Committee is defined in accordance with the highest standards of prudent management, while respecting local legal and regulatory environment.

A. Integrate and adapt the Bank's risk to local level, further than the risk management strategy, tolerance level and predisposition to the risk, previously approved by the executive committee and board of directors, all matched with corporate standards of Banco Santander Spain;

B. Approve the proposals, operations and limits of clients and portfolio;

C. Regularly monitor all the risks inherent to the business, proving if your profile is adequate to what was established in the risk appetite.

D. Authorize the use of management tools and local risk models and being aware of the result of their internal validation.

E. Keeping updated, assessing and monitoring any observations and recommendations periodically formulated by the supervisory authorities regarding their functions.

The organizational structure of the executive vice-presidency consists of areas which are responsible for credit risk management, market and structural, model risk management and non-financial risks. The credit risk management structure is composed by directors who act from the point of view of retail and wholesale portfolios management. A specific area has the mission to consolidate the portfolios and their respective risks, supporting the management with the integrated risk vision, as well as the Group's headquarters in Spain. There is an area responsible for the attendance to regulators, external and internal auditors.

A specific structure is responsible for serving internal and external regulators, supervisors and auditors.

It has a core called ERM-Enterprise risk management, integrated by a set of functions, transversal to all risks, necessary for its adequate management. These areas are part of this structure of Methodology (development and parameterization of models); Credit Risk Control; Risk Control and Performance (covering Risk Culture); Integrated management and Relationship with Supervisors and Stress Test.

b) Credit Risk

b.1) Introduction to the treatment of credit risk

The Credit Risk Management provides subsidies to define strategies as risk appetite, to establish limits, including exposure analysis and trends as well as the effectiveness of the credit policy. The goal is to maintain a risk profile and adequate minimum profitability to offset the estimated default, both client and portfolio, as defined by the Executive Committee and Board of Directors. Additionally, it is responsible for the risk management systems applied in the identification, measurement, control and reduction of exposure to risk in individual or clustered by similar operations.

The Risk Management is specialized according to each clients' characteristics, being segregated between individual clients (with the accompanied of dedicated analysts) and customers with similar characteristics (standardized).

• Individualized management: It is performed by a defined risk analyst, which prepares the analysis, and forwards it to the Risk Committee and monitors the client's progress. It covers the Wholesale segment clients (Corporate and GB&M), Retail (Companies 3 and Governments, Institutions and Universities);

• Standardized management: Aimed at individuals and companies not classified as individualized clients. Based on automated models of decision-making and internal risk assessment, complemented by commercial heave and analysts specialized teams to handle exceptions.

Macroeconomic aspects and market conditions, sectored and geographical concentration, as well as client profiling and economic prospects are also evaluated and considered in the appropriate measuring of credit risk.

b.2) Reduction to recoverable value (“impairment”)

The Bank recognizes adjustments for expected credit losses with respect to the following financial instruments that are not measured at fair value through profit or loss:

- financial assets that are debt instruments;

- amounts receivable from leasing;

- financial guarantee contracts issued; and

- loan commitments issued.

No impairment losses are recognized on equity instruments.

The Bank measures the adjustments for losses at an amount equal to the expected credit losses over the useful life, except for the instruments below, for which they are recorded as expected credit losses in 12 months:

- debt instruments that present a low credit risk at the closing date; and

- other financial instruments (except lease receivables) in which the credit risk has not increased substantially since their initial recognition.

Adjustments for losses on lease receivables are always measured at an amount equal to expected credit losses over their useful life.

Measurement of expected credit losses

Expected credit losses are a probability-weighted estimate of credit losses. They are measured as follows:

- financial assets subject to impairment at the closing date: as the difference between the gross book value and the present value of estimated future cash flows;

- loan commitments: as the present value of the difference between the contractual cash flows due to the Bank if the commitment is used in full and the cash flows that the Bank expects to receive; and

- financial guarantee contracts: payments expected to reimburse the holder, less any amounts that the Bank expects to recover.

Modified assets

If the terms of a financial asset are renegotiated or modified or an existing financial asset is replaced by a new asset due to the debtor's financial difficulties, it is necessary to assess whether the financial asset should be derecognized and expected credit losses are measured as follows :

- If the expected restructuring does not result in a write-off of the existing asset, the expected cash flows arising from the modified financial asset are included in the calculation of the cash insufficiencies of the existing asset.

- If the expected restructuring results in the derecognition of the existing asset, the expected fair value of the new asset is treated as the final cash flow of the existing financial asset at the time of its derecognition.

This amount is included in the calculation of cash shortfalls arising from the existing financial asset discounted from the estimated retirement date to the closing date, using the original effective interest rate of the existing financial asset.

Determination of significant increases in credit risk

On each balance sheet date, the Bank assesses whether financial assets recorded at amortized cost and debt financial instruments recorded at fair value through Other Comprehensive Income are subject to impairment, as well as other financial instruments subject to that assessment.

A financial asset is “subject to impairment” when one or more events that have a negative impact on the estimated future cash flows of the financial asset have occurred.

Evidence that a financial asset is subject to impairment includes the following observable data:

- significant financial difficulty of the debtor or issuer;

- delays in contractual obligations;

- breach of contract, such as default or delay;

- the restructuring of a loan or advance by the Bank under conditions that the Bank would not consider as interesting to carry out;

- the likelihood that the debtor will enter bankruptcy or other financial reorganization; or

- the disappearance of an active market for a security due to financial difficulties.

A financial instrument that has been renegotiated due to deterioration in the borrower's condition is generally considered to be subject to impairment, unless there is evidence that the risk of not receiving the contractual cash flows has been significantly reduced and there are no other indicators of impairment.

Presentation of the provision for impairment losses in the balance sheet

Provisions for impairment losses are presented in the balance sheet as follows:

- financial assets measured at amortized cost: as a deduction from the gross carrying amount of the assets;

- loan commitments and financial guarantee contracts: as a provision; and

- debt instruments measured at fair value through Other Comprehensive Income: no provision for losses is recognized in the balance sheet, as the book value of these assets corresponds to their fair value.

Individual or collective assessment

An individual measurement of impairment was based on Management's best estimate of the present value of cash flows expected to be received. In estimating these cash flows, Management exercised judgment as to the financial situation of a debtor and the net realizable value of any underlying collateral. Each asset reduced to recoverable value was evaluated on its merits, while the test strategy and the estimate of cash flows considered recoverable were approved by the Bank's credit risk officers.

When assessing the need for collective allowance for losses, Management considered factors such as credit quality, portfolio size, concentrations and economic factors. To estimate the necessary allowance, assumptions were established to define how the inherent losses were modeled and to determine the necessary data parameters, based on historical experience and current economic conditions.

Measurement of impairment

Losses due to impairment of assets measured at amortized cost were calculated as the difference between the book value and the present value of estimated future cash flows, discounted at the asset's original effective interest rate. Impairment losses on assets measured at fair value through Other Comprehensive Income were calculated as the difference between book value and fair value.

Reversal of impairment

For assets measured at amortized cost: If an event that occurred after the impairment caused a reduction in the amount of the impairment loss, the reduction in the impairment loss was reversed through profit or loss.

For debt securities measured at fair value through Other Comprehensive Income: If, in a subsequent period, the fair value of a debt security reduced to recoverable amount has increased and that increase could be objectively linked to an event that occurred after recognition from the impairment loss, the impairment loss was reversed through profit or loss; otherwise, any increase in fair value was recognized through Other Comprehensive Income.

Any subsequent recovery in the fair value of an equity security measured at fair value through Other Comprehensive Income and reduced to recoverable amount was recognized at any time in Other Comprehensive Income.

Information, assumptions and techniques used in estimating the impairment

Classification of financial instruments by stages

The portfolio of financial instruments subject to impairment is divided into three levels, based on the stage of each instrument related to its level of credit risk:

- Stage 1: It is understood that a financial instrument at this stage does not have a significant increase in risk since its initial recognition. The provision for this Asset represents the expected loss resulting from possible non-compliance over the next 12 months;

- Stage 2: If a significant increase in risk is identified since initial recognition, without having materialized deterioration, the financial instrument will be classified within this stage. In this case, the amount referring to the provision for expected loss due to default reflects the estimated loss of the residual life of the financial instrument. For the assessment of the significant increase in credit risk, the quantitative measurement indicators used in the normal management of credit risk will be used, as well as other qualitative variables, such as the indication that it is a non-impaired operation if considered as refinanced or operations included in a special arrangement; and

- Stage 3: A financial instrument is recorded within this stage, when it shows evident signs of deterioration as a result of one or more events that have already occurred and that materialize in a loss. In this case, the amount referring to the allowance for losses reflects the expected losses from credit risk over the expected residual life of the financial instrument.

Impairment estimation methodology

The measurement of the impairment loss is carried out through the following factors:

- Default Exposure or EAD: is the transaction value exposed to credit risk, including the current available balance ratio that could be provided at the time of default. The models developed incorporate assumptions about changes in the payment schedule for operations.

- Probability of Default (PD): is defined as the probability that the counterparty can meet its obligations to pay principal and/or interest. For the purposes of IFRS 9, both will be considered: PD - 12 months (Stage 1), which is the probability that the financial instrument will default during the next 12 months as well as PD - lifetime (Stages 2 and 3) , which considers the probability that the operation will default between the balance sheet date and the operation's residual maturity date. The standard requires that future information relevant to the estimation of these parameters must be considered.

- Loss on Default (LGD): is the loss resulting from default, ie the percentage of exposure that cannot be recovered in the event of default. It mainly depends on the guarantees associated with the operation, which are considered as risk mitigation factors associated with each credit financial asset and the expected future cash flows to be recovered. As established in the regulation, future information must be considered for its estimation.

- Discount rate: is the rate applied to estimated future cash flows over the expected life of the asset, to bring them to present value.

In order to estimate the aforementioned parameters, the Bank has applied its experience in the development of internal models to calculate the parameters both for regulatory purposes and for internal management.

Default definition

The Bank considers a financial asset to be in default when:

- it is probable that the debtor will not pay its credit obligations to the Bank in full; or

- the debtor has significant credit obligations to the Bank overdue for more than 90 days, as a general rule.

Overdrafts are considered overdue if the customer violates a recommended limit or has been granted a limit lower than the current outstanding amount.

When assessing whether a debtor is in default, the Bank considers indicators:

- qualitative – for example, breaches of covenants;

- quantitative – for example, overdue status and non-payment of another obligation of the same issuer to the Bank; and

- based on data collected internally and obtained from external sources.

b.3) Measures and measurement tools

Rating tools

The Bank uses proprietary internal rating models to measure the credit quality of a given customer or transaction. Each rating relates to a certain probability of default or non-payment, determined on the basis of the customer's historical experience, to predict default. Rating/Scores models are used in the Bank’s loan approval and risk monitoring process.

The classification of loans into different categories is made according to the analysis of economic and financial situation of the client and any other registratered information updated frequently. New modes of operation are subject to credit risk evaluation, verification and adaptation to the controls adopted by the Bank.

Ratings assigned to customers are reviewed periodically to include any new financial information available and the experience in the Banking relationship. The frequency of the reviews is increased in case of customers that reach certain levels in the automatic warning systems and of customers classified as requiring special monitoring. The own rating tools are monitored and reviewed to qualifications by them awarded are progressively enhanced.

Credit risk parameters

We assess all borrowings for an allowance for impairment of credit risk. Loans are individually assessed for impairment or collectively assessed by grouping similar risk characteristics. Loans individually assessed for impairment are not collectively assessed.

To individually measure the impairment loss of loans assessed for impairment, we consider borrowers' conditions, such as their economic and financial situation, level of indebtedness, capacity to generate cash flow, quality of management, corporate governance, quality of internal controls, payment history, industry experience, contingencies and credit limits, as well as asset characteristics, such as their nature and purpose, type, sufficiency and liquidity level of guarantees, and also based on experience historical impairment loss and other circumstances known at the time of valuation.

To measure the impairment loss of loans collectively assessed for impairment, we separate financial assets into groups considering credit risk characteristics and similarities. In other words, according to the segment, type of assets, guarantees and other factors associated with the historical impairment experience and other circumstances known at the time of the assessment. The impairment loss is calculated using statistical models that consider the following factors:

Default Exposure (EAD): is the amount of a transaction exposed to credit risk, including the proportion of current outstanding balance exposure that could be provided at default. Models developed incorporate hypotheses considering possible changes in the payment schedule.

Default probability (PD): is the probability that a counterparty will not fulfill its obligation to pay principal and/or interest. For the purposes of IFRS 9, this will consider both the PD-12 months, which is the probability that the financial instrument will default in the next 12 months, as well as the lifetime PD, which is the probability of the transaction to default considering its term. remaining. Future relevant information is considered necessary to estimate these parameters as per the standard.

Loss Given Default (LGD): is the loss produced in case of default. In other words, it reflects the percentage of exposure that could not be recovered in the event of a default event. It mainly depends on the guarantees, which are considered to mitigate the credit risk associated with each financial asset, and the future cash flows that are expected to be recovered. According to the standard, forward-looking information must be considered in the estimate.

Discount rate: the rate applied to estimated future cash flows during the expected life of the asset, which is equal to the net present value of the financial instrument at its book value.

To estimate the above parameters, the Bank applied its experience in the development of internal models to calculate parameters for both regulatory and management purposes.

The table shown in note 9.b shows the portfolio by internal risk rating levels and its probability of default.

Thousand of reais	2021	2020	2019

By maturity
Less than 1 Year	270,050,934	219,062,744	186,196,849
Between 1 and 5 years	160,932,317	147,013,817	117,841,564
More than 5 years	62,371,451	51,745,465	43,218,247
Loans and advances to customers, gross	493,354,702	417,822,026	347,256,660

By internal classification of risk
Low	374,505,211	347,315,357	257,133,115
Medium-low	79,216,725	24,277,404	56,549,196
Medium	14,589,977	26,231,871	11,754,806
Medium-High	9,413,111	3,896,457	8,512,386
High	15,629,678	16,100,937	13,307,156
Loans and advances to customers, gross	493,354,702	417,822,026	347,256,660

Expected credit losses, measured using sufficient and available historical data, are presented below.

			2021

		Probability of default (PD)	Default loss (LGD)
	Exposure

Commercial and industrial	247,674,251	6%	50%
Real Estate Credit - construction	54,738,606	2%	8%
Individual loans	188,408,840	10%	61%
Leasing	2,533,004	2%	31%

			2020

		Probability of default (PD)	Default loss (LGD)
	Exposure

Commercial and industrial	191,281,653	5%	41%
Real Estate Credit - construction	45,791,869	3%	7%
Individual loans	178,652,145	9%	52%
Leasing	2,096,359	1%	31%

			2019

		Probability of default (PD)	Default loss (LGD)
	Exposure

Commercial and industrial	145,387,439	7%	40%
Real Estate Credit - construction	39,720,713	3%	10%
Individual loans	160,036,668	10%	64%
Leasing	2,111,840	2%	41%

b.4) Observed loss: measures of credit cost

The Bank periodically estimate losses related to credit risk and then we compare those estimates with actual losses of the month. Periodically conduct tests in order to monitor and maintain control over credit risk.

To complement the use of admission and rating, the Bank use other measures that supports the prudent and effective management of credit risk, based on the loss observed.

The cost of credit is measured by the sum of credit losses and to the average loans’ portfolio of the same year.

b.5) Credit risk cycle

Banco Santander has a global view of its credit portfolio throughout the various phases of the risk cycle, with a level of detail that allows us to evaluate the current situation of risk and any movements. This mapping is followed by the Board of Directors and the Executive Committee of the bank that no only sets policies and risk procedures, limits and delegates responsibilities. It also approves and supervises the activities of the area.

The risk management process consists of identifying, measuring, analyzing, controlling, negotiating and deciding on, as appropriate, the risks incurred in the Bank’s operations and companies of the conglomerate. The risk cycle comprises three different phases:

• Pre-sale: this phase includes the risk planning and setting targets, determination of the Bank’s risk appetite, approval of new products, risk analysis and credit rating process, and limit setting.

• Sale: this is the decision-making phase for both pre-classified and specific transactions.

• Post-sale: this phase comprises the risk monitoring, measurement and control processes and the recovery process.

Planning and setting risk limits

Risk limit setting is a dynamic process that identifies Banco Santander’s risk appetite by assessing business proposals and its risk attitude. This process is defined through the risk appetite approved by the Bank's Management and the units.

In the case of individualized risks, the most basic level is the customer, for which individual limits are set.

For GCB clients, a pre-classification model is used based on a system of measurement and monitoring of economic capital. In relation to the Corporate segment, the operational limit model is used in maximum nominal credit amounts.

To the risks of customers with standardized management, the limits of the portfolios are planned using credit management programs (SGP) agreed document for the areas of business and risks, and approved by the Executive Committee. This document contains the results expected for the business in terms of risk and return, beyond the limits which govern the activity and risk management. This client group has a more automated treatment in risks.

Risk analysis and rating process

Risk analysis is a pre-requisite for the approval of loans to clients by the Bank. This analysis consists of examining the counterparty’s ability on meeting its contractual obligations to the Banco Santander, which involves analyzing the client’s credit quality, its risk transactions, solvency, and sustainability of business and the return to be obtained in view of the risk assumed.

The risk analysis is conducted annually, at least, and can be held shortly when client profile indicates (through systems with centralized alerts, managers visits to clients or specific credit analysis), or when operations are not covered by pre-classification.

Decision-Making on Operations

The process of decision making on operations aims to analyze and adopt adopt in accordance with pre-established policies, considering risk appetite and any elements of the operation that are important in assessing risk and return.

The Banco Santander uses, among others, the RORAC methodology (profitability on risk-adjusted capital), for risk analysis and pricing in the decision-making process on transactions and deals.

Risk monitoring and control

In Individual retail, customers are systematically reviewed through a daily credit rating process. This process allows for reassessments in credit exposure, allowing for increases in exposure for customers with good credit quality. In case of detection of deterioration in the risk level, actions to contain credit risk and preventive actions are automatically generated.

In the case of individual management, preventive detection of deterioration in the credit quality of the operation is the responsibility of the commercial manager together with the risk analyst. Additionally, risks are monitored through a permanent observation process for early identification of incidents that may result in the evolution of operations, customers and their environment.

This monitoring can result in the classification of the client in SCAN (this is a system that allows the differentiation of the management level and the action to be taken on a case-by-case basis).

Risk control function

The control function is performed by assessing risks from various complementary perspectives, the main pillars are the control by geographical location, business area, management model, product and process, facilitating thus the detection of specific areas requiring measures for which decisions should be taken. To obtain an overview of the bank's loan portfolio over the various phases of the credit cycle, with a level of detail that allows the assessment of the current risk situation and any movements.

Any changes in the Bank’s risk exposure are controlled on an ongoing and systematic basis. The impacts of these changes in certain future situations, both of an exogenous nature and those arising from strategic decisions, are assessed in order to establish measures that place the profile and amount of the loss portfolio within the parameters set by Executive Commission.

b.6) Credit recovery

"Strategies and action channels are defined according to the days of past due loans and the amounts, that result in a Map of Responsibilities and always look as the first alternative, the client's recovery.

The Bank uses tools as behavioral scoring to study the collection performance of certain groups, in order to reduce costs and increase recoveries. These models seek to measure the probability of clients becoming overdue adjusting collection efforts so that clients less likely to recover, receive timely actions. In cases the payments is most likely to happen, the focus is given in maintaining a healthy relationship with clients. All clients with severe or rescheduled credits delays values have internal restrictions.

Clients with high risk index have a model of recovery, with a commercial follow-up and a recovery specialist.

b.7) Credit risk from other perspective

Certain areas and specific views of credit risk deserve a specialist’s attention, complementary to global risk management.

Concentration risk

Concentration risk is an essential factor to be analyzed in the credit risk management area. The Bank continuously monitors the degree of concentration of credit risk in its portfolios, by economic sector, geographic location/country, groups of customers and products.

The Risk Committee establishes the risk policies and analyzes the exposure limits required for the proper management of the portfolio's credit risk concentration. From a sectorial point of view, the distribution of the corporate client portfolio is adequately diversified.

The Bank's Executive Vice President for Risks works together with the Executive Vice President for Strategic Finance in the management of credit portfolios, which includes reducing the concentration of exposures through various techniques, including the maintenance of guarantees to mitigate the risk of companies, derivatives for protection purposes (hedge) or the execution of securitization transactions in order to optimize the risk/return rate of the portfolio as a whole.

Credit risk from financial market operations

This heading includes the credit risk arising in treasury operations with clients, mainly credit institutions. These operations are performed both via money market financing products with different financial institutions and via derivative instruments arranged for the purpose of serving our clients.

Risk control is performed using an integrated, real-time system that enables the Bank to know at any time the unused exposure limit with respect to any counterparty, any product and maturity and at any Bank unit.

Credit risk is measured at its current market value and its potential value (exposure value considering the future variation in the underlying market factors). Therefore, the equivalent credit risk (CRE) is defined as the sum of net replacement value plus the maximum potential value of the contracts in the future.

Environmental risk

The Banco Santander's Social and Environmental Responsibility Policy (PRSA), which follows the guidelines of CMN Resolution 4,945/2021 and the SARB Regulation Nº. 14 of Febraban, establishes guidelines and consolidates specific policies for socio-environmental practices in business and in relationships with stakeholders. These practices include the management of socio-environmental risks, impacts and opportunities related to topics such as adequacy in credit granting and use, supplier management and socio-environmental risk analysis, which is carried out through the analysis of clients' socio-environmental practices. and Varejo, of the Corporate segment 3 (one of the Corporate Retail segments of the Bank), which have limits or credit risk above R $ 5 million and which are part of the 14 socio-environmental care sectors. In this case, the socio-environmental risk is analyzed in order to mitigate the issues of operational risk, capital risk, credit risk and reputational risk. Since 2009, Santander has been a signatory to the Equator Principles and this set of guidelines is used to mitigate socio-environmental risks in the financing of large projects.

Mitigation of social and environmental risks in financing large projects is carried out based on analyzes based on the guidelines of the Equator Principles, a set of social and environmental criteria referenced in the International Finance Corporation's (IFC) Performance Standards on Social and Environmental Sustainability and in the Environmental Guidelines , Health and Safety of the World Bank Group.

The commitments assumed in the PRSA are detailed in other Bank policies, such as the Anti-Corruption Policy, Supplier Relationships and Homologation Policies and Social and Environmental Risk Policies, as well as the Private Social Investment Policy, which aims to guide the strategy in this area. and to present guidelines for social programs that strengthen this strategy.

b.8) Credit Management - Main changes

The business trends observed in the year 2021 were consistent with the trends presented 2020, where in a challenging economic scenario. The Bank maintained the good quality of its business and did not presented major variances in its delinquency ratios. In December 2021, this ratio achieved 5.46% compared to 5.55% of December 2020 and 6.75%, of December, 2019.

Below is a table showing the evolution of the main credit indicators.

	2021	2020	2019

Credit risk exposure - customers (Thousand of Reais)	540,872,632	466,104,042	391,569,227
Loans and advances to customers, gross (note 9)	493,354,702	417,822,026	347,256,660
Contingent Liabilities - Guarantees and other sureties (note 43.a)	47,517,931	48,282,016	44,312,567
Non-performing loans ratio (%) - unaudited	5.46%	5.55%	6.75%
Impairment coverage ratio (%) - unaudited	110.40%	110.64%	96.58%
Specific credit loss provisions, net of RAWO (*) (Thousand of Reais) - unaudited	29,723,376	25,640,488	22,625,750
Cost of credit (% of risk) - unaudited	3.73%	4.35%	3.93%
Data prepared on the basis of management criteria and the accounting criteria of the controller unit.
(*) RAWO = Recoveries of Assets Derecognized.

The Bank incorporates information about the future both in its assessment if the credit risk of an instrument has increased substantially since the initial recognition and in its measurement of the expected credit losses. Based on guidance from its internal committees and economic experts and considering a range of actual and anticipated external information, the Bank develops a base scenario as well as other possible scenarios. This process involves the projection of two or more additional economic scenarios and considers the respective probabilities of each result. External information includes economic data and forecasts published by government agencies and monetary authorities and selected private sector analysts and academics.

The base case represents the most likely result and is in line with the information used by the Bank for other purposes, such as strategic planning and budgeting. The other scenarios represent more optimistic and pessimistic results. Periodically, the Bank conducts more extreme stress tests to adjust its determination of these other representative scenarios

c) Market Risk

Market risk is the exposure to risks such as interest rates, exchange rates, prices of goods, prices in the stock market and others values, according to the type of product, volume of operations, term and conditions of the agreement and underlying volatility.

The Bank operates according to global policies, within the Group’s risk tolerance level, aligned with the objectives in Brazil and in the world.

With this purpose, it has developed its own Risk Management model, according to the following principles:

●        Functional independence;

●        Executive capacity sustained by knowledge and proximity with the client;

●        Global reach of the function (different types of risks);

●        Collective decision-making, that evaluates a variety of possible scenarios and do not compromise the results with individual decision (including Brazil Executive Risk Committee - Comitê Executivo de Riscos Brasil). This Comitee delimits and approves the operations. The Asset and Liabilities Committee, which responds for the capital management and structural risks, including country-risk, liquidity and interest rates.

●        Management and improvement of the equation risk/return; and

●        Advanced methodologies for risk management, such as Value at Risk – VaR (historical simulation of 521 days with a confidence level of 99% and time horizon of one day), scenarios, financial margin sensibility, equity value and contingency plan.

The Market Risks structure is part of the Vice Presidency of Credit and Market Risks, an independent area that applies risk policies taking into consideration the guidelines of the Board of Directors and the Risks Division of Santander in Spain.

c.1) Activities subject to market risk

The measurement, control and monitoring of the market risk area comprises all operations in which net worth risk is assumed. This risk arises from changes in the risk factors –interest rate, exchange rate, equities, commodity prices and the volatility thereof– and from the solvency and liquidity risk of the various products and markets in which the Bank operates.

The activities are segmented by risk type as follows:

I.	Trading: this item includes financial services for clients, trading operations and positioning mainly in fixed-income, equity , foreign currency products and shares.
II.	Balance sheets management: A risk management assessment aims to give stability to interest income from the commercial and economic value of the Bank, maintaining adequate levels of liquidity and solvency. The risk is measured by the balance sheets exposure to movements in interest rates and level of liquidity.
III.	Structural risks:

●        Structural foreign currency risk/hedges of results: foreign currency risk arising from the currency in which investments in consolidable and non-consolidable companies are made (structural exchange rate). This item also includes the positions taken to hedge the foreign currency risk on future results generated in currencies other than the Real (hedges of results).

●        Structural equities risk: this item includes equity investments in non-consolidated financial and non-financial companies that give rise to equities risk.

The Financial Management area is responsible for the balance sheet management risk and structural risks through the application of uniform methodologies adapted to the situation of each market in which the Bank operates. Thus, in the convertible currencies area, Financial Management directly manages the Parent's risks and coordinates the management of the other units operating in these currencies. Decisions affecting the management of these risks are taken through the ALCO (Asset Liability Control committees) in the respective countries.

The Financial Management goal is to ensure the stability and recurring nature of both the net interest margin of the commercial activity and the Bank’s economic value, whilst maintaining adequate liquidity and solvency levels.

Each of these activities is measured and analyzed using different tools in order to reflect their risk profiles as accurately as possible.

Interest rate Risk

The following table aggregates by product the cash flows of the operations of our perimeter of companies that have interest income. The transactions are presented by the book balance at the closing date of the years 2021, 2020 and 2019. It is not associated with the risk management of changes in interest rates or indexer mismatches, which is done by monitoring metrics of Marketplace. However, it allows to evaluate the concentrations of term and possible risks and below it, the balances of the same products are presented at the redemption value at maturity, except for the line dealing with receivables and obligations linked to derivative contracts.

					2021
Position of accounts subject to interest rate risk					In millions of Reais
	0 to 30 days	31 to 180 days	181 to 365 days	1 to 5 years	Above 5 years	Total

Remunerated Assets:

Financial assets measured at fair value in income	-	-	-	-	3,122	3,122
Debt instruments	-	-	-	-	3,122	3,122
Equity instruments	-	-	-	-	-	-
Derivatives	-	-	-	-	-	-
Financial assets measured at fair value in profit or loss for trading	5,573	4,205	5,128	17,846	12,447	45,199
Debt instruments	355	858	2,358	10,267	9,963	23,801
Equity instruments	21	1	8	11	3	44
Derivatives	5,197	3,346	2,762	7,568	2,481	21,354
Financial assets not intended for trading Mandatory measured at the fair value of the result	54,053	1,012	4,779	59,267	32,808	151,919
Debt instruments	54,053	1,012	4,779	59,267	32,808	151,919
Loans and Advances to Customers	-	-	-	-	-	-
Financial assets measured at fair value in other comprehensive income	-	-	-	-	-	-
Debt instruments	-	-	-	-	-	-
Equity instruments	-	-	-	-	-	-
Financial Assets Measured at Amortized Cost	135,081	131,966	96,793	178,655	102,292	644,787
Loans and Other Amounts with Credit stitutions	73,293	1,479	2,255	2,616	-	79,643
Loans and advances to customers	60,735	128,631	71,041	158,933	94,368	513,708
Debt Instruments	1,053	1,856	23,497	17,106	7,924	51,436
Total	194,707	137,183	106,700	255,768	150,669	845,027
	-	-	-	-	-	-
Remunerated Liabilities:	-	-	-	-	-	-
	-	-	-	-	-	-
Financial Liabilities Measured at Fair Value in income Held for Trading	18,955	2,564	2,191	11,196	2,703	37,609
Derivatives	6,174	2,564	2,191	11,196	2,703	24,828
Short Positions	12,781	-	-	-	-	12,781
Financial liabilities at amortized cost	309,659	116,052	108,718	180,572	31,897	746,898
Deposits from the Central Bank of Brazil and deposits from credit institutions	43,414	48,359	27,340	11,415	4,035	134,563
Customer deposits	260,711	50,470	70,403	110,290	24	491,898
Bonds and securities	5,534	17,223	10,975	58,867	8,334	100,933
Debt Instruments Eligible to Capital	-	-	-	-	19,504	19,504
Total	328,614	118,616	110,909	191,768	34,600	784,507

					2020
Position of accounts subject to interest rate risk					In millions of Reais
	0 to 30 days	31 to 180 days	181 to 365 days	1 to 5 years	Above 5 years	Total

Remunerated Assets:

Financial assets measured at fair value in income	-	153	50	250	1,747	2,200
Debt instruments	-	153	50	250	1,747	2,200
Equity instruments	-	-	-	-	-	-
Derivatives	-	-	-	-	-	-
Financial assets measured at fair value in profit or loss for trading	15,635	18,487	4,867	57,091	17,707	113,788
Debt instruments	3,480	11,789	3,150	47,287	14,078	79,784
Equity instruments	1,164	-	-	-	-	1,164
Derivatives	10,992	6,698	1,717	9,804	3,629	32,840
Financial assets not intended for trading Mandatory measured at the fair value of the result	439	-	-	-	-	439
Debt instruments	439	-	-	-	-	439
Loans and Advances to Customers	-	-	-	-	-	-
Financial assets measured at fair value in other comprehensive income	3,455	3,625	12,177	63,651	22,430	105,339
Debt instruments	3,383	3,625	12,177	63,651	22,430	105,267
Equity instruments	72	-	-	-	-	72
Financial Assets Measured at Amortized Cost	50,776	130,066	55,339	152,438	63,844	452,462
Loans and Other Amounts with Credit stitutions	25,201	39,879	2,765	3,799	-	71,644
Loans and advances to customers	25,490	88,071	50,829	134,805	61,795	360,990
Debt Instruments	85	2,117	1,745	13,833	2,049	19,828
Total	70,305	152,331	72,433	273,429	105,728	674,227

Remunerated Liabilities:

Financial Liabilities Measured at Fair Value in income Held for Trading	55,313	7,878	2,088	12,629	3,515	81,424
Derivatives	10,160	7,878	2,088	12,629	3,515	36,270
Short Positions	45,153	-	-	-	-	45,153
Financial liabilities at amortized cost	174,848	100,497	91,433	131,589	16,667	515,035
Deposits from the Central Bank of Brazil and deposits from credit institutions	4,007	32,846	22,603	7,891	3,031	70,379
Customer deposits	163,297	44,035	61,293	98,867	203	367,694
Bonds and securities	7,544	23,616	7,537	24,832	313	63,841
Debt Instruments Eligible to Capital	-	-	-	-	13,120	13,120
Total	230,161	108,376	93,521	144,218	20,182	596,458

					2019
Position of accounts subject to interest rate risk					In millions of Reais
	0 to 30 days	31 to 180 days	181 to 365 days	1 to 5 years	Above 5 years	Total

Interest-earning assets:

Financial Assets Held for Trading	3,891	1,091	737	8,444	4,446	18,609
Debt instruments	-	3	140	188	889	1,220
Equity instruments	171	-	-	-	-	171
Trading derivatives	3,720	1,088	597	8,256	3,557	17,218
Other Financial Assets at Fair Value Through Profit Or Loss	4,261	802	3,981	16,737	7,075	32,856
Debt instruments	2,232	802	3,981	16,737	7,075	30,827
Equity instruments	2,029	-	-	-	-	2,029
Investments Held to Maturity	98	96	280	3,679	3,981	8,134
Reserves from Brazilian Central Bank	69,663	-	-	-	-	69,663
Financial Assets Measured at Amortized Cost	28,416	75,794	51,603	112,467	54,815	323,095
Total	106,329	77,783	56,601	141,327	70,317	452,357

Interest-bearing liabilities:

Deposits from credit institutions	224,610	62,181	69,277	70,882	2,556	429,506
Subordinated debts	-	-	-	10,077	-	10,077
Marketable debt securities	3,677	25,781	19,125	28,134	3,475	80,192
Trading derivatives	4,597	1,621	1,074	9,119	3,828	20,239
Short positions	23,501	-	-	-	-	23,501
Total	256,385	89,583	89,476	118,212	9,859	563,515

Currency Risk

			2021
Position of accounts subject to currency risk			In millions of Reais

Asset:	Dollar	Euro	Others	Total

Cash/Applications/Debt Instruments	114,021	1,337	5,163	120,521
Loans and advances to customers	5,529	2,218	608	8,355
Derivatives	289,245	14,190	8,011	311,446
Others	1,251	-	-	1,251
Total	410,046	17,744	13,782	441,573

Liabilities:	Dollar	Euro	Others	Total

Funding in foreign currency	80,991	2,194	2,130	85,315
Derivatives	225,554	14,279	8,631	248,464
Others	105,570	1,220	2,912	109,701
Total	412,115	17,711	13,673	443,480

				2020
Position of accounts subject to currency risk			In millions of Reais

Asset:	Dollar	Euro	Others	Total

Cash/Applications/Debt Instruments	42,860	1,870	569	45,299
Loans and advances to customers	5,803	3,187	1,140	10,130
Investments in Foreign Subsidiaries and Dependence	57,914	215	-	58,129
Derivatives	125,495	10,451	2,795	138,741
Others	25,866	-	-	25,866
Total	257,938	15,723	4,504	278,165

Liabilities:	Dollar	Euro	Others	Total

Funding in foreign currency	61,173	384	-	61,557
Derivatives	147,911	14,449	2,854	165,214
Others	39,972	219	437	40,629
Total	249,056	15,052	3,291	267,400

			2019
Position of accounts subject to currency risk			In millions of Reais

Asset:	Dollar	Euro	Others	Total

Cash/Applications/Debt Instruments	12,406	224	1	12,631
Loans and advances to customers	4,776	1,920	-	6,696
Investments in Foreign Subsidiaries and Dependence	50,193	3,557	-	53,750
Derivatives	150,538	13,053	9,712	173,303
Others	10,521	574	-	11,095
Total	228,434	19,328	9,713	257,475

Liabilities:	Dollar	Euro	Others	Total

Funding in foreign currency	59,416	925	49	60,390
Derivatives	169,136	20,184	8,515	197,835
Others	-	60	1,009	1,069
Total	228,552	21,169	9,573	259,294

c.2) Methodologies

Trading

Banco Santander calculates minimum capital requirement for market risks using the internal model since approval by Bacen in May 2018.

The standard methodology applied to trading activities by the Banco Santander in 2021, 2020 and 2019 was the value at risk (VaR), which measures the maximum expected loss with a given confidence level and time horizon. This methodology was based on a standard historical simulation with a 99% confidence level and a one-day time horizon. Statistical adjustments were made to enable the efficient incorporation of the most recent events that condition the level of risk assumed.

Specifically, the Bank uses a time window of two years or 521 daily data obtained retrospectively from the reference date of the VaR calculation. Two figures are calculated each day, one by applying an exponential decline factor which gives a lesser weighting to more distant observations in time, and another with uniform weightings for all observations. The VaR reported is the higher of these two figures.

VaR is not the only measure. It is used because it is easy to calculate and because it provides a good reference of the level of risk incurred by the Bank. However, other measures are simultaneously being implemented to enable the Bank to exercise greater risk control in all the markets in which it operates.

One of these measures is scenario analysis, which consists of defining behavior scenarios for various financial variables and determining the impact on results of applying them to the Bank’s activities. These scenarios can replicate past events (such as crisis) or, conversely, determine plausible scenarios that are unrelated to past events. A minimum of three types of scenarios are defined (plausible, severe and extreme) which, together with VaR, make it possible to obtain a much more complete view of the risk profile.

The positions are monitored daily through an exhaustive control of changes in the portfolios, aiming to detect possible incidents and correct them immediately. The daily calculation of the result is also an excellent indicator of the risk, as it allows the Bank to observe and detect the impact of changes in financial variables in the portfolios.

Lastly, due to their atypical nature, derivatives and credit trading management (actively traded credit – Trading Book) activities are controlled by assessing specific measures on a daily basis. In the case of derivatives, these measures are sensitive to fluctuations in the price of the underlying (delta and gamma), in volatility (vega) and in time (theta). For credit trading management activities, the measures controlled include sensitivity to spread, jump-to-default and position concentrations by rating level.

c.3) Balance-sheet management

Interest rate risk

The Bank analyses the sensitivity of the net interest margin and market value of equity to changes in interest rates. This sensitivity arises from maturity and interest rate repricing gaps in the various balance sheets items.

On the basis of the balance-sheets interest rate position, and considering the market situation and outlook, the necessary financial measures are adopted to align this position with that desired by the Bank. These measures can range from the taking of positions on markets to the definition of the interest rate features of commercial products.

The measures used by the Bank to control interest rate risk in these activities are the interest rate gap, the sensitivity of net interest margin (NIM) and market value of equity (MVE) to changes in interest rates, the duration of capital, value at risk (VaR), the EaR (Earning at Risk) and scenario analysis.

Interest rate gap of assets and liabilities

The interest rate gap analysis focuses on the mismatches between the reevaluation deadlines of on-balance-sheets assets and liabilities and off-balance-sheets items. This analysis facilitates a basic snapshot of the balance sheet structure and enables concentrations of interest rate risk in the various maturities to be detected. Additionally, it is a useful tool for estimating the possible impact of potential changes in interest rates on the entity's net interest margin and market value of equity.

The flows of all the on and off-balance sheet headings must be broken down and placed at the point of repricing or maturity. The duration and sensitivity of contracts that do not have a maturity date they are analyzed and estimated using an internal model.

Net interest margin (NIM) sensitivity

The sensitivity of the net interest margin measures the change in the expected accruals for a specific period (12 months) given a shift in the interest rate curve.

The sensitivity of the net interest margin is calculated by simulating the margin both for a scenario of changes in the interest rate curve and for the current scenario. The sensitivity is the difference between the two margins calculated.

Market value of equity (MVE) sensitivity

The sensitivity of the market value of equity is a complementary measure to the sensitivity of the net interest margin.

This sensitivity measures the interest rate risk implicit in the market value of equity based on the effect of changes in interest rates on the present values of financial assets and liabilities.

Value at risk (VaR) and Earnings at Risk (EaR)

It is defined with 99% base points of the MVE’s loss distribution function, calculated considering the market value of the positions, based on the payback obtained in the last two years and with degree of statistical certainty (level of trust) to a defined time horizon.

It is also applied a similar methodology to calculate the maximum loss in NII (EaR), in order to consider the interest rate risk even in economic value impact as in financial margin.

The unit sums the return vectors of the VAR with the return vectors of EaR, resulting the total return vector. The composition is made considering in the metric of EaR the losses in financial margin that occur between the initial moment (reference date) and the holding period of the not-trading portfolio. The losses in the economic value takes in consideration the impact of the ending positions after the holding period.

c.4) Liquidity risk

Liquidity risk is associated with the Bank's ability to finance purchase commitments at reasonable market prices and to carry out its business plans with stable sources of financing.

Liquidity Management of Santander Bank

For the control and liquidity management, the Santander bank uses short and long-term metrics and stress metrics that are capable of measuring the safe liquidity buffer so that the bank comfortably honors its obligations to the market and shareholders.

Then, we can cite:

Short-term metrics and liquidity stress:

a. LCR

The Santander Bank uses the Liquidity Coverage Ratio (LCR) in its liquidity risk management. LCR is a short-term index for a 30 days stress scenario, results from the division of high-quality assets and net outflows in 30 days.

The Total High Liquidity Assets – HQLA is composed mainly of Brazilian federal government bonds and compulsory returns. The net outflows are composed mainly of losses of deposits, offset in part by inflows, mainly loans.

b. Liquidity stress scenarios:

The Liquidity management requires the analysis of financial scenarios in which potential problems whit liquidity are assessed, for which is necessary to construct and study scenarios in crisis situations. The model used for this analysis is the Stress Test

The stress test evaluates the financial structure of the institution and its capacity to resist and react to more extreme situations.

The purpose of the Liquidity Stress Test is to allow the simulation of adverse market conditions, making it possible to evaluate the impacts on the institution´s liquidity and ability to payments, in order to anticipate the solutions or even avoid positions that excessively liquidity in stress scenarios.

The scenarios are defined from the analysis of market behavior during previous crisis. Four crisis scenarios are developed, with different intensities.

From the stress model’s analysis, the concept of minimum liquidity was defined, which is sufficient to support liquidity losses for a determined day horizon in all simulated crisis scenarios.

Long-term metrics

Its objective is to measure the stability of sources of financing against the assets committed. The NSFR metric developed by BIS and adapted by the local regulator, which objective through determined percentages, to verify if the institution has stable source of funding to sustain its assets. This metrics has different weights by term, client’s segment and product type. It is calculated monthly by the institution.

c. Liquidity indicators

In order to help management, some liquidity indicators are calculated on a monthly basis, like ratios of concentration by counterparties and concentration by segments.

Clients Funding

The Bank has different funding sources, both in products and mix of clients, with a healthy distribution between the segments. The total of clients’ resources is currently in R$ 78,6 billion and presented an increase comparing with 2019 amount, highlighting the increasing of time deposit funding and the keeping of financial letters inventory.

					In millions of Reais
Customers Funding	2021			2020
	0 a 30 days	Total	%	0 a 30 days	Total	%
Demand deposits	39,574	39,574	100%	35,550	35,550	100%
Savings accounts	65,220	65,220	100%	62,210	62,210	100%
Time deposits	92,496	308,950	30%	77,298	279,778	28%
Interbank deposit	763	4,001	19%	818	5,145	16%
Funds from acceptances and issuance of securities	5,621	88,089	6%	7,544	70,628	11%
Borrowings and Onlendings	-	90,709	0%	3,189	67,760	5%
Subordinated Debts / Debt Instruments Eligible to Compose Capital	-	19,641	0%	-	13,120	0%
Total	203,674	616,184	33%	186,609	534,191	100%

					In millions of Reais
Customers Funding				2019
				0 a 30 days	Total	%
Demand deposits				29,524	29,524	100%
Savings accounts				49,040	49,040	100%
Time deposits	53,321	190,344	28%
Interbank deposit	871	4,299	20%
Funds from acceptances and issuance of securities	3,921	85,963	5%
Borrowings and Onlendings	5,077	54,880	9%
Subordinated Debts / Debt Instruments Eligible to Compose Capital	-	10,175	0%
Total	141,754	424,225	33%

Time deposits	53,321	190,344	28%
Interbank deposit	871	4,299	20%
Funds from acceptances and issuance of securities	3,921	85,963	5%
Borrowings and Onlendings	5,077	54,880	9%
Subordinated Debts / Debt Instruments Eligible to Compose Capital	-	10,175	0%
Total	141,754	424,225	33%

Assets and liabilities in accordance with the remaining contractual maturities, considering the undiscounted flows are as follows:

					2021
					In millions of Reais
Future Cash Flows Except for Derivatives	0 to 30 days	31 to 180 days	181 to 365 days	1 to 5 years	Above 5 years	Total

Remunerated Assets:

Financial assets measured at fair value in income	-	-	-	-	3,122	3,122
Debt instruments	-	-	-	-	3,122	3,122
Financial assets measured at fair value in profit or loss for trading	5,573	4,197	5,031	16,366	8,023	39,191
Debt instruments	355	850	2,261	8,786	5,539	17,791
Equity Instruments	21	1	8	11	3	44
Derivatives	5,197	3,346	2,762	7,568	2,481	21,354
Financial assets measured at fair value in other comprehensive income	54,012	1,007	4,690	50,092	15,833	125,635
Debt instruments	54,012	1,007	4,690	50,092	15,833	125,635
Equity Instruments	-	-	-	-	-	-
Financial assets measured at amortized cost	109,330	98,848	78,187	172,736	78,053	537,155
Loans and Other Amounts with Credit Institutions	73,290	1,464	2,041	2,313	-	79,108
Loans and advances to customers	34,989	94,872	55,118	150,204	76,554	411,737
Debt instruments	1,051	2,512	21,028	20,219	1,499	46,310
Total	168,915	104,053	87,907	239,195	105,032	705,102

Remunerated Liabilities:

Financial Liabilities Measured at Fair Value in Income Held for Trading	18,955	2,564	2,191	11,196	2,703	37,609
Derivatives	6,174	2,564	2,191	11,196	2,703	24,828
Short positions	12,781	-	-	-	-	12,781
Financial liabilities at amortized cost	289,743	106,358	102,585	165,145	25,366	689,197
Deposits from the Central Bank of Brazil and deposits from credit institutions	33,714	46,465	25,626	10,610	2,742	119,157
Customer deposits	252,070	48,364	67,467	105,690	23	473,613
Bonds and securities	3,959	11,529	9,492	48,845	3,097	76,922
Debt Instruments Eligible to Capital	-	-	-	-	19,504	19,504
Total	308,698	108,922	104,776	176,341	28,069	726,806

					2020
Non-Discounted Future Flows Except Derivatives					In millions of Reais
	0 to 30 days	31 to 180 days	181 to 365 days	1 to 5 years	Above 5 years	Total

Interest-earning assets:

Financial assets measured at fair value in income	-	174	98	667	2,900	3,839
Debt instruments	-	174	98	667	2,900	3,839
Financial assets measured at fair value in profit or loss for trading	16,028	19,211	5,763	63,618	25,489	130,108
Debt instruments	3,873	12,513	4,046	53,814	21,859	96,104
Equity Instruments	1,164	-	-	-	-	1,164
Derivatives	10,992	6,698	1,717	9,804	3,629	32,840
Financial assets not intended for trading Mandatory measured at the fair value of the result	439	-	-	-	-	439
Equity Instruments	439	-	-	-	-	439
Financial assets measured at fair value in other comprehensive income	5,000	3,874	13,850	75,849	35,538	134,110
Debt instruments	4,928	3,874	13,850	75,849	35,538	134,038
Equity Instruments	72	-	-	-	-	72
Financial assets measured at amortized cost	53,147	145,280	69,004	208,295	135,783	611,509
Loans and Other Amounts with Credit Institutions	24,638	40,579	2,901	4,205	-	72,324
Loans and advances to customers	28,424	102,379	64,194	188,430	135,987	519,415
Debt instruments	85	2,321	1,909	15,660	(205)	19,771
Total	74,615	168,538	88,715	348,429	199,709	880,005

Remunerated Liabilities:

Financial Liabilities Measured at Fair Value in Income Held for Trading	55,313	7,878	2,088	12,629	3,515	81,424
Derivatives	10,160	7,878	2,088	12,629	3,515	36,270
Short positions	45,153	-	-	-	-	45,153
Financial liabilities at amortized cost	176,223	101,111	93,103	145,931	16,471	532,838
Deposits from the Central Bank of Brazil and deposits from credit institutions	3,707	33,039	22,860	8,014	2,802	70,421
Customer deposits	165,171	44,571	62,606	110,809	215	383,372
Bonds and securities	7,345	23,502	7,637	27,109	333	65,925
Debt Instruments Eligible to Capital	-	-	-	-	13,120	13,120
Total	463,072	217,979	190,382	317,119	39,972	1,228,525

						2019
Non-Discounted Future Flows Except Derivatives					In millions of Reais
	0 to 30 days	31 to 180 days	181 to 365 days	1 to 5 years	Above 5 years	Total

Interest-earning assets:

Financial Assets Held For Trading	3,766	1,103	802	8,894	6,157	20,722
Debt instruments	46	15	205	638	2,600	3,504
Trading derivatives	3,720	1,088	597	8,256	3,557	17,218
Other financial assets at fair value through profit or loss	2,642	1,160	4,853	23,638	15,502	47,795
Debt instruments	2,642	1,160	4,853	23,638	15,502	47,795
Investments Held to Maturity	99	111	327	4,066	6,030	10,633
Reserves from Brazilian Central Bank	69,663	-	-	-	-	69,663
Financial Assets Measured at Amortized Cost	32,417	89,335	65,395	159,615	110,607	457,369
Total	108,587	91,709	71,377	196,213	138,296	606,182

Interest-bearing liabilities:

Deposits from credit institutions	218,883	61,461	71,953	79,666	2,660	434,623
Subordinated Debts / Debt Instruments Eligible to Compose Capital	-	-	-	12,673	-	12,673
Marketable debt securities	3,697	26,096	19,829	31,407	4,628	85,657
Trading derivatives	4,597	1,621	1,074	9,119	3,828	20,239
Short positions	23,501	-	-	-	-	23,501
Total	250,678	89,178	92,856	132,865	11,116	576,693

Scenario analysis / Contingency plan

Based on the results obtained in the Stress Test, the Bank prepares the Liquidity Contingency Plan, which consists of a formal set of preventive and corrective actions to be taken in moments of liquidity crisis. The activation of the Plan results from the monitoring of internal parameters related to the Bank's market and liquidity conditions. Such parameters serve to identify different levels of crisis severity and, thus, determine whether or not there is a need to start the activation process.

After the crisis is identified, a clear communication is established between the internal areas capable of executing corrective actions and mitigating the problems caused. These corrective actions are measures capable of generating liquidity to solve or mitigate the effects of the crisis and are taken considering its complexities, implementation deadlines and liquidity impact.

The parameters and measures of this Plan are reviewed at any time that it becomes necessary, however its minimum review period is annual.

c.5) Structural foreign currency risk / Hedges of results / Structural equities risk

These activities are monitored by measuring positions, VaR and results.

c.5.1) Complementary measures

Calibration and test measures

The back-testing consists of a comparative analysis between the estimates of Value at Risk (VaR) and the daily “clean” results (result of the portfolios at the close of the previous day, evaluated at the prices of the following day) and “dirty” (managerial result leading to also considering costs, intraday results and loading). The purpose of these tests is to verify and provide a measure of the accuracy of the models used in the VaR calculation.

The back-testing analyzes carried out by Banco Santander comply, at least, with the BIS recommendations regarding the verification of the internal systems used in the measurement and management of financial risks. The Bank also performs hypothesis tests: excess tests, normality tests, Spearman correlation, average excess measures, etc.

Evaluation models are regularly calibrated and tested by a specialized unit.

c.6) Control system

Limit setting

The boundary setting process runs alongside the budgeting activity and is a tool used to establish the assets and liabilities available for each business activity. Setting limits is a dynamic process that responds to the level of risk considered acceptable by

Management. The boundary structure consists of developing a process that considers, among others, the following aspects:

Identify and delimit, efficiently and comprehensively, the main types of financial risks generated, so that they are consistent with the management of the business and with the defined strategy.

Quantify and communicate to the business areas what levels and risk profiles are considered acceptable by Management, in order to avoid unwanted risks.

Give flexibility to the business areas to assume financial risks in an efficient and timely manner, due to changes in the market and business strategies, and always within the risk levels considered acceptable by the institution.

Allow business generators to take risks in a prudent and sufficient volume to achieve the budgeted results.

Delimit the range of products and underlyings in which each Treasury unit can operate, considering characteristics such as models and valuation systems, liquidity of the instruments involved, etc.

c.7) Risks and results in 2021

Financial Intermediation Activities

The average VaR from the Bank´s trading portfolio in 2021 ended in R$ 34.5 million. The dynamic management of this profile allows the Bank to change its strategy to capitalize the opportunities offered by an uncertain environment.

c.7.1) balance sheet management

Interest rate risk

Convertible currencies

At the end of 2021, the sensitivity of the net interest margin at one year to parallel increases of 100 basis points applied to Banco Santander portfolios was concentrated on the BRL interest rate curve was R$553 million.

Also, at 2021 year-end, the sensitivity market value of equity to parallel increases of 100 basis points applied to the Banco Santander in the BRL interest rate curve was R$1,675 million.

Quantitative risk analysis

Interest risk in balance sheet management portfolios, measured in terms of net interest income sensitivity, for one year at a parallel rise of 100 basis points of the interest rate curve, increased by R$121 million between 2021 and 2020, reaching the maximum of R$607 million in June, 2021. Value sensitivity decreased by R$96 million during the year 2021, reaching a maximum level of R$1,882 million in September, 2021. The main factors that occurred in 2021 and influenced the sensitivities were the fall in the yield curve (convexity effect), portfolio decline and updating of the implicit methodologies on the cash flows of Banco Santander products.

Million of Reais
	2021	2020	2019
Sensibilities
Net Interest Margin	553	432	334
Market Value of Equity	1,675	1,771	2,063
Value at Risk - Balance
VaR	791	1,365	1,755

c.8) Sensitivity analysis

The risk management is focused on portfolios and risk factors pursuant to the requirements of regulators and good international practices.

Financial instruments are segregated into trading and Banking portfolios, as in the management of market risk exposure, according to the best market practices and the transaction classification and capital management criteria of the New Standardized Approach of regulators. The trading portfolio consists of all transactions with financial instruments and products, including derivatives, held for trading, and the Banking portfolio consists of core business transactions arising from the different Banco Santander business lines and their possible hedges. Accordingly, based on the nature of Banco Santander’s activities, the sensitivity analysis was presented for trading and Banking portfolios.

Banco Santander performs the sensitivity analysis of the financial instruments in accordance with requirements of regulatory bodies and international best practices, considering the market information and scenarios that would adversely affect the positions and the income of the Bank.

The table below summarizes the stress amounts generated by Banco Santander’s corporate systems, related to the Banking and trading portfolio, for each one of the portfolio scenarios as of December 31, 2021.

Trading portfolio

		2021
Risk Factor	Description	Scenario 1	Scenario 2	Scenario 3
Interest Rate - Reais	Exposures subject to changes in interest fixed rate	(4,943)	(108,670)	(217,339)
Coupon Interest Rate	Exposures subject to changes in coupon rate of interest rate	(550)	(7,132)	(14,265)
Coupon - US Dollar	Exposures subject to changes in coupon US Dollar rate	(5,564)	(34,407)	(68,815)
Coupon - Other Currencies	Exposures subject to changes in coupon foreign currency rate	(5,270)	(19,539)	(39,077)
Foreign currency	Exposures subject to foreign exchange	(1,127)	(1,900)	(3,801)
Eurobond/Treasury/Global	Exposures subject to Interest Rate Variation on Papers Traded on the International Market	(426)	(10,658)	(21,315)
Inflation	Exposures subject to change in coupon rates of price indexes	(5,218)	(6,018)	(12,035)
Shares and Indexes	Exposures subject to change in shares price	(1,553)	(38,814)	(77,629)
Commodities	Exposures subject to change in commodities' prices	(1,184)	(29,609)	(59,217)
Total (1)		(25,835)	(256,747)	(513,493)

(1) Amounts net of taxes.

Scenario 1: a shock of 10 base points on the interest curves and 1% to price changes (currency and stocks);

Scenario 2: a shock of +25% and -25% in all risk factors, are considered the greatest losses per risk factor;

Scenario 3: a shock of +50% and -50% in all risk factors, are considered the greatest losses per risk factor.

Portfolio Banking

		2021
Risk Factor	Description	Scenario 1	Scenario 2	Scenario 3
Interest Rate - Reais	Exposures subject to changes in interest fixed rate	(48,956)	(1,673,128)	(3,756,544)
TR and Long-Term Interest Rate - (TJLP)	Exposures subject to changes in Exchange of TR in TJLP	(6,413)	(97,524)	(145,711)
Inflation	Exposures subject to change in coupon rates of price indexes	(34,286)	(455,628)	(838,652)
Coupon - US Dollar	Exposures subject to changes in coupon US Dollar rate	(13,530)	(60,291)	(117,298)
Coupon - Other Currencies	Exposures subject to changes in coupon foreign currency rate	(3,891)	(7,770)	(15,642)
Interest Rate Markets International	Exposures subject to changes in interest rate negotiated roles in international market	(31,456)	(78,782)	(161,417)
Foreign Currency	Exposures subject to Foreign Exchange	560	13,995	27,989
Total (1)		(137,972)	(2,359,128)	(5,007,275)

(1) Amounts net of taxes.

Scenario 1: a shock of +10bps and -10bps in interest rate curves and 1% price variance (currency and stocks); are considered the greatest losses per risk factor;

Scenario 2: a shock of +25% and -25% in all risk factors, are considered the greatest losses per risk factor;

Scenario 3: a shock of +50% and -50% in all risk factors, are considered the greatest losses per risk factor.

d) Bank´s business is highly dependent on the proper functioning of information technology systems.

Our business is highly dependent on the ability of our information technology systems to accurately process a large number of transactions across numerous and diverse markets and products in a timely manner, and on our ability to rely on our digital technologies, computer and email services, software and networks, as well as on the secure processing, storage and transmission of confidential data and other information in our computer systems and networks. The proper functioning of our financial control, risk management, accounting, customer service and other data processing systems is critical to our business and our ability to compete effectively.

e) Independent Structure

The Operational Risk & Internal Control area, subordinated to the Executive vice Presidency of Risk, operates independently as a second line of defense, supporting and challenging the first line of defense. They maintain guidelines, policies and processes to ensure the conduct and adequacy of the Operational Risk Control and Management Model.

The area adopts the definition of the Basel Committee, the Central Bank of Brazil and the Corporative instructions applicable locally to Operational Risk as the possibility of losses resulting from the inadequacy or failure of processes, operational and systems, or from external events. In addition, the Bank´s Board of Directors opted for the Alternative Standardized Approach (ASA) for the calculation of the portion of Reference Equity (PR) related to Operational Risk.

e.1) Operational Risks & Internal Control

The Operational Risk & Internal Control area has a mission with Banco Santander: To support the fulfillment of strategic objectives and the decision-making process, in adapting and meeting mandatory requirements, maintaining soundness, reliability, reducing and mitigating losses due to risks operational, in addition to implementation, dissemination of the Operational Risk culture.

Additionally, the Operational Risk & Internal Control area works to prevent Operational Risks and supports the continuous strengthening of the Internal Controls system, meeting the requirements of the Regulatory Bodies, Basel Accord, resolutions of the National Monetary Council (CMN) and Applicable Regulators. This Model also follows the guidelines established by Banco Santander Spain based on the COSO - Committee of Sponsoring Organizations of the Treadway Commission –Internal Control– Integrated Framework 2013.

Control and management model

Santander Brasil has implemented a model based on lines of defense that aims to improve and continuously develop the management and control of operational risks, ensuring that structures can assess, monitor, control, mitigate, report and reduce the risks and losses to which they are exposed.

The attributions of this model include carrying out activities for the identification, evaluation, monitoring, control, mitigation and reporting of Operational Risk. Thus, different analyzes and follow-ups are carried out and reported. The main instruments that make up the Operational Risk Control and management Model are presented below:

●	Definition of the operational risk appetite;
●	Capture and evaluation of loss events (internal and external);
●	Training, Communication and Culture;
●	Evaluation of products and services;
●	Self-assessment of operational risks;
●	Scenario analysis;
●	Risk and Control Indicators;
●	Internal controls.

Model Governance

The Model has the approval of the Executive Risk Committee and approval by the Board of Directors, integrating the Organization's corporate governance structure and responsibility. Periodically, the relevant matters of Operational Risks are communicated to senior management for awareness and deliberations.

As part of the Risk Governance system, the Senior Forum on Internal Controls and Operational Risks (CIRO) is also implemented, whose objective is to deliberate for the Risk Pro Officers (RPO), of the 1st Line of Defense, policies, processes, procedures, strategy and decisions on the topics to be applied in the business units, and has a bimonthly periodicity.

In order to ensure a structured process for disseminating the culture of Operational Risk management and control, the relevant topics are dealt with in specific Committees and Forums.

e.2) Responsibilities and duties of the Operational Risks and Internal Controls area

The Operational Risks & Internal Control area acts as second line of defense in the Santander’s operational risk model and aim to achieve compliance with Santander Group’s corporate policies, and other regulations established by both local and global regulators. In addition, the area is responsible for the oversight and challenge of activities performed by the first line of defense and aim to achieve an integrated operational risk management approach. The main responsibilities attributed to the Operational Risk and Internal Control are listed below:

Disseminate the Operational Risk and Internal Controls management-oriented culture and converge towards the prevention and reduction of Operational Risk events and losses, mitigating the financial, legal, and reputational impacts.

• Improve risk analysis to reduce, consolidate and prioritize mitigation actions.

• Maintain the dynamics and control of operational risk exposure in line with risk appetite.

• Establish roles and responsibilities, with follow-up with those responsible in the lines of defense.

• Ensure business continuity and strengthen the Internal Controls environment.

• Provide adequate level of coverage in business units.

• Provide support for the Organization's strategic decisions based on the integrated Operational Risk profile and emerging trends.

• Implement the best practices for management and control of operational risks in the 1st and 2nd Lines of Defense.

• Identify the Operational Risk profile of the Organization.

• Provide continuous improvement of existing methodologies and deepening the culture of responsibility for Operational Risks and Internal Controls

e.3) Differential factor

The Operational Risks & Internal Control area invests in the development, training and updating of its professionals so they can keep up with changes in the business environment, in addition to offering training programs for other professionals through the intranet and on-site courses. Among the personal course, we highlight the achievement of training aimed at increasing culture of RO management, training for the capture of operational losses, among others.

This has made a significant contribution to the Bank consistently achieve its strategic and operational goals, by providing knowledge of the exposure to assumed operational risks and the controlled environment, maintaining the Bank’s low-risk profile and ensuring the sustainable development of its operations.

The Bank highlights:

• Mandatory training for all Banco Santander employees through e-learnings ("NetCursos"), addressing the issue of operational risks,

• The creation, dissemination, and maintenance of Instruction Manuals, promoting corporate values and commitment.

• Coordination of the annual process for projecting losses caused by operational risks, defining action plans to reduce these losses and for accountability.

• Development of key risk indicators, aiming to monitor the main operational risks.

• Management of the “ORMN – Operational Risk Management Network” considering roles performed by:

i)“RPO-Risk Pro Officer” monitoring and reporting of operational risk management aspects to the Senior Management, ii) “RPA-Risk Pro Agent" and iii) “Operational Risk Assistants” management and implementation of the Operational Risk Management Model within its Division and “Risk Experts” specifically for “transversal” operational risk management purposes.

e.4) Policy

The Operational Risks & Internal Control area is part of Santander’s governance structure and produces a series of specific monthly reports for management through the Integrated Operational Risk Committee (“FSCIRO”) and the “Reunião de RO” (Operational Risk Forum detailing events that occurred, the main activities undertaken, corrective, preventive action plans and follow-up, ensuring transparency and knowledge to the governance forums.

f) Reputation Risk

f.1) Reputation Risk

The reputation risk is defined as a risk of a negative economic impact, current and potential, due to a perception unfavorable of the Bank by its employees, clients, shareholders/investors and society in general.

The reputation risk may arise from multiple sources and, in many cases, is derived from other risk events. In general, these sources might be related to the business and other support activities that are realized by the Bank, the economic context, social or politic, or even by other events arising from other competitors that might affect the Bank.

f.2) Compliance

It is defined as legal risk, of regulatory sanctions, financial loss or reputation that an institution may suffer as a result of failures in the compliance with laws, rules, ethics and conduct codes and good bank practices. The compliance risk management has the goal of being preventive and includes the monitoring, educative processes, Consulting, risk evaluation and corporative communication related to the rules and legislation applicable to each business department.

f.3) Directives

a. Compliance principles – Ethics and Conduct in the Securities Markets

The Bank’s ethical principles and conduct parameters are established in internal policies which are made available to all employees. Conduct Code in the Securities Markets and its formal acknowledgement is mandatory to all staff working close to securities markets. Proper communication channels are in place to clarify doubts and complaints from employees, the monitoring and controlling of these information are conducted in a way that adherence to the rules established is secured.

b. Money Laundering Prevention

The Bank’s money Laundering Prevention policies and terrorism financing prevention are based on the knowledge and rigorousness of the acceptance of new clients, complemented by the continuous scrutiny of all transactions where the Bank are involved in. The importance given to the theme is reflected on the direct involvement of management, namely the Operational Money Laundering Prevention and Compliance Committee, which meets each month to deliberate on issues regarding the theme and to be directly involved with new client’s acceptance and suspicious transactions reporting.

c. New products and services and suitability

All new products and services are analyzed internally by different technical areas, ensuring a multidisciplinary mapping of risks, and subsequently approved by the Local Comercialization Committee (CLC), composed of Santander executives. After analysis and approval, the new products and services are subject to monitoring and tests carried out to mitigate any conduct risk in the sale.

g) Compliance with the new regulatory framework

Santander Brazil has an integrated management of risks and capital for the decision-making process, respecting the guidelines of Resolution BCB No. 4,557. This process contributes to the optimization and efficiency in the use of capital in its operations, considering the objectives of the Institution with respect to capital ratios and return to shareholders.

The Brazilian participation in the Basel Committee on Banking Supervision (BCBS) encourages the timely implementation of international prudential standards in the Brazilian regulatory framework.

Aligned with this perspective, Santander Brazil invests in the continuous improvement of capital management processes and practices, in accordance with regulatory and supervisory benchmarks.

The Institution's capital management consists of a continuous process of planning, evaluation, control and monitoring of the capital required to cover the Conglomerate's relevant risks. It considers the capital necessary to support Pillar 1 risks (credit, market and operational); development of methodologies for quantifying additional capital for Pillar 2 risks; Internal Capital Adequacy Assessment Process (ICAAP); projection and monitoring of capital ratios; preparation of the capital plan and contingency plan; preparation of the recovery plan; stress tests; and preparation of the quarterly risk and capital management report - Pillar 3.

g.1) Internal validation of risk models

Internal validation is an important stage of model life cycle besides of being a pre-requisite for the supervisory validation process by Basel II implementation. A specialized team of the Entity, with sufficient independence, obtains a technical opinion on the adequacy of the internal models for the intended internal or regulatory purposes, and concludes on their usefulness and effectiveness. This team must also assess whether the risk management and control procedures are adequate for the Entity’s risk strategy and profile.

In addition to the regulatory requirement compliance, the internal validation department provides an essential support to the risk committee and management, since the internal validation area is responsible for providing a qualified and independent opinion so that the responsible authorities decide on the authorization of the use of models (for management purposes as well as regulatory use).

Internal model validation at Banco Santander encompasses credit risk models, market risk models, compliance, operational, ALM, pricing models, stress test models, the economic capital model and other models related to the exercise of ICAAP. The scope of the validation includes not only the more theoretical or methodological aspects, but also the technology systems and the quality of the data they provide, on which their effective operation relies, and, in general, all the relevant aspects of advanced risk management (controls, reporting, uses, involvement of management, etc.). Therefore, the goal of internal validation is to review quantitative, qualitative, technological and corporate governance related to regulatory and risk management processes.Among the main functions of the Internal Model Validation department are the following:

i.	Establish general validation principles, conducting an independent evaluation process including (I) data quality, (II) Methodology aspects (III) technological environment, (IV) performance and (V) use and government;
ii.	Evaluate the methodology and data used in the development of the model and challenge the model and its use, stating the implications and limitations of the model, as well as the associated risks;
iii.	Issue a technical opinion on the adequacy of internal models for the intended internal and regulatory effects, concluding on their usefulness and effectiveness; and
iv.	Provide essential support to risk committees and management of the Bank, through a qualified and independent opinion for responsible decision-making on the authorization of the use of models (for management purposes as well as regulatory use).

It is important to note that Banco Santander's internal validation function is fully consistent with the independent validation criteria for advanced approach issued by the Basel Committee, the European supervisor 'home regulator' (Banco de España and the European Central Bank) and the Bacen in compliance with the rules Circular 3,648 dated March 4, 2013 (Chapter III), Circular Letter 3,565 of September 6, 2012, Circular 3,547 of July 2011, and Circ. 3648 IRB, 3646 IMA of 4/3/13, and Res. 4.277 of 31/10/13 and 4389 of 18/12/14 fair value, Res. 4557 of 23/02/17 GIR and Circ. 3876 of 31/01/18 IRRBB.

In this case, the Bank maintains a Segregation of functions between internal validation and internal audit, which is the last layer of Bank control validation.

The Internal Audit is responsible for evaluating and reviewing the internal validation methodology and work and issues opinions with an effective level of autonomy. Internal Audit (third line of defense), as the ultimate control function in the Group, should (i) periodically assess the adequacy of policies, methods and procedures and (ii) confirm that they are effectively implemented in the management .

g.2) Capital Management

Capital management considers the regulatory and economic aspects and its objective is to achieve an efficient capital structure in terms of cost and compliance, meeting the requirements of the regulatory authorities and supporting to accomplish the goals of the classification of rating agencies and investors' expectations. Details regarding the capital management process can be found at www.ri.santander.com.br Corporate Governance -> Risk Management -> Risk and Capital Management Structure.

h) Economic capital

h.1) Main objectives

The development of economic capital models in finance aims to solve a fundamental problem of regulatory capital, Sensitivity Risk.

In this context, the economic capital models are essentially designed to generate risk-sensitive estimative, allowing greater precision in risk management, as well as better allocation of economic capital by business units of Banco Santander.

The Banco Santander has directed efforts to build a model of robust and integrated economic capital to the business management.

The main objectives of the structure of economic capital of the Banco Santander are:

1 - Consolidate Pillar I and other risks which affect business in a single quantitative model, and determine estimates of capital by establishing correlations between different risks;

2 - Quantify and monitor different types of variations in risk;

3 - Distribute capital consumption between the different portfolios and manage the efficiency of return on capital (RORAC);

4 - Estimating the Economic Value Added for each business unit. Economic profit must exceed the cost of the Bank's capital;

5 - Accordance with the regulation in locations where the Bank operates in the review process of Pillar II by supervisors.

h.2) The Economic Capital Model

In calculating the economic capital, it is the Bank's definition of losses to be covered. Thus, it is used a confidence interval necessary to ensure business continuity. The risk profile in Brazil is distributed by Credit risk, Market, ALM, Business, Operations and materials assets. However, to successfully anticipate the changes proposed in Basel III, new risks have been incorporated to model: Intangibles, pension funds (defined benefit) and deferred tax assets, which allow the Bank to adopt a position even more conservative and prudent.

% Capital	2021	2020	2019
Risk Type	New Methodology	New Methodology	New Methodology
Credit	62%	69%	71%
Market	2%	2%	2%
ALM	6%	2%	5%
Business	7%	3%	3%
Operational	7%	6%	7%
Fixed Assets	1%	2%	2%
Intangible Assets	5%	5%	1%
Pension Funds	1%	2%	4%
Deferred Tax Assets	9%	9%	5%
TOTAL	100%	100%	100%

Even so, as it is a commercial bank, Credit is Banco Santander's main source of risk and the evolution of its portfolio is one of the main factors for its fluctuation.

RoRAC

Banco Santander has used the RORAC, with the following objectives:

– Analyze and set a minimum price for operations (admission) and clients (monitoring).

– Estimate capital consumption of each client, economic groups, portfolio or business segment, in order to optimize the allocation of economic capital, maximizing the efficiency of the Bank.

– Measure and monitor business performance.

To evaluate the operations of global clients, the calculation of economic capital considers some variables used in the calculation of expected and unexpected losses.

Among these variables are:

– Counterparty rating;

– Maturity;

– Guarantees;

– Type of financing;

The economic value added is determined by the cost of capital. To create value for shareholders, the minimum return operation must exceed the cost of capital of Banco Santander.